UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) October 29, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Corporate Governance Guidelines
     Effective October 29, 2008, the Company’s Board of Directors amended its Corporate Governance Guidelines to increase the mandatory retirement age for directors from 70 to 72.
     The foregoing description is qualified in its entirety by reference to the amended Corporate Governance Guidelines, which are included as Exhibit 99.1 to this filing and available in the Corporate Governance section of the Investor Center on the Company’s website at www.dupont.com.
Charitable Gift Plan
     Effective October 29, 2008, the Company discontinued its Charitable Gift Plan with respect to future directors. The Charitable Gift Plan is described in the Company’s Annual Meeting Proxy Statement dated March 20, 2008.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

The following exhibits are filed herewith:
99.1	Company’s Board of Directors Corporate Governance Guidelines amended October 29, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller
November 4, 2008

Exhibit Number	Description

99.1	Company’s Board of Directors Corporate Governance Guidelines amended October 29, 2008.